      As filed with the Securities and Exchange Commission on September 15, 1999
                                                      Registration No. 333-76893
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                _______________

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       to
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                _______________

                         CONTINUUS SOFTWARE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                          43-1070080
 (State or jurisdiction of                               (I.R.S. Employer
incorporation or organization)                        Identification Number)


                                      7371
            (Primary Standard Industrial Classification Code Number)


                                  108 Pacifica
                            Irvine, California 92618
                                 (949) 453-2200

              (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               __________________

                                  JOHN R. WARK
                     President and Chief Executive Officer
                         CONTINUUS SOFTWARE CORPORATION
                                  108 Pacifica
                            Irvine, California 92618
                                 (949) 453-2200

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               __________________

                                   Copies to:

D. BRADLEY PECK, ESQ.                     JEFFREY D. SAPER, ESQ.
MICAELA H. MARTIN, ESQ.                   MICHAEL J. DANAHER, ESQ.
PATRICK R. O'NEIL, ESQ.                   ANTONE F. JOHNSON, ESQ.
Cooley Godward LLP                        Wilson Sonsini Goodrich & Rosati, P.C.
4365 Executive Drive, Suite 1100          650 Page Mill Road
San Diego, CA 92121                       Palo Alto, CA 94304
(858) 550-6000                            (650) 493-9300

================================================================================
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This Post-Effective Amendment No. 3 is being filed to deregister 1,041,358 shares of our common stock covered by the Form S-1 registration statement no. 333-76893, as amended. The shares, which were issuable in connection with a firm commitment underwritten offering of our common stock, have not been sold as of the date of this Post-Effective Amendment No. 3 and are no longer being offered. The terms of the offering are described in the prospectus filed as part of the registration statement.
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                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies and has authorized this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, County of Orange, State of California, on the 15th day of September, 1999.



                                        By: /s/ John R. Wark
                                           -------------------------
                                           John R. Wark
                                           President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title                               Date
---------------              ---------------                     ---------------

/s/ John R. Wark             President, Chief Executive Officer  September 15,
------------------------     and Director  (Principal Executive  1999
John R. Wark                 Officer)



         *                   Vice President, Finance and Chief   September 15,
------------------------     Financial Officer (Principal        1999
Steven L. Johnson            Financial and Accounting Officer)




         *                   Director                            September 15,
------------------------                                         1999
Kevin G. Hall


         *                   Director                            September 15,
------------------------                                         1999
Stewart A. Schuster


         *                   Director                            September 15,
------------------------                                         1999
Fred B. Cox


         *                   Director                            September 15,
------------------------                                         1999
Sol Zechter


         *                   Director                            September 15,
------------------------                                         1999
A. Barry Patmore



*By: /s/ John R. Wark
    --------------------
     John R. Wark
        Attorney-in-fact